Note 16 - Financial instruments (Detail) - Accounts Receivable Aging (USD $)	Nov. 30, 2012	Nov. 30, 2011
Total accounts receivable	$ 2,778	$ 3,383
Less allowance for doubtful accounts	0	0
Total accounts receivable, net	2,778	3,383
Not past due	2,778	1,122
Past due for more than 31 days but no more than 60 days		1,096
Past due for more than 61 days but no more than 90 days		$ 1,165